United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LE@P TECHNOLOGY, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

LE@P TECHNOLOGY, INC.
5601 NORTH DIXIE HIGHWAY, SUITE 411
FORT LAUDERDALE, FLORIDA 33334
(954) 771-1772

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Le@P Technology, Inc., a Delaware corporation (the “Company”), which will be held at the Company’s principal executive offices located at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, on Friday, June 24, 2011, at 9:00 a.m., Eastern Standard Time.

At the Annual Meeting, you will be asked to consider and approve the following:

1.	To elect three members of the Board of Directors to serve until the 2012 Annual Meeting of Stockholders;
2.	To ratify Cherry, Bekaert & Holland, L.L.P. as the Company’s independent auditors for the fiscal year ending December 31, 2011; and
3.	To act upon any other matter(s) that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

All stockholders of record at the close of business on May 23, 2011 will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.  Attendance at the Annual Meeting is limited to stockholders of record as of May 23, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to be Held on June 24, 2011: The Proxy Statement and the 2010 Annual Report to Stockholders are also available at http://www.cfpproxy.com/4293 or by calling 1-800-951-2405 or emailing the Company at Mthomasleap@aol.com.

The enclosed proxy is solicited by the Board of Directors of the Company.  The Notice of the Annual Meeting and accompanying proxy statement contain information concerning the business to be considered at the Annual Meeting. Please give these proxy materials your careful attention.  Whether you plan to attend the Annual Meeting or not, please complete, date, sign and return the enclosed proxy card promptly (but in any event in time such that the Company receives your proxy card no later than the close of business on Thursday, June 23, 2011).  If you attend the Annual Meeting and prefer to vote in person, you may do so.  The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

By order of the Board of Directors

/s/ Timothy Lincoln
Timothy Lincoln
Acting Principal Executive Officer

May 23, 2011
Fort Lauderdale, Florida

2

3

LE@P TECHNOLOGY, INC.
5601 N. DIXIE HIGHWAY, SUITE 411
FORT LAUDERDALE, FLORIDA 33334
(954) 771-1772
____________________

PROXY STATEMENT
FOR
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 24, 2011
____________________

INFORMATION ABOUT OUR ANNUAL MEETING

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of LE@P TECHNOLOGY, INC. ( the “Company”) will be held at the Company’s principal executive offices located at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, on Friday, June 24, 2011, at 9:00 a.m. Eastern Standard time, or at any adjournments or postponements of the Annual Meeting.

We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about May 27, 2011 to all stockholders entitled to vote at the Annual Meeting.  Stockholders who owned shares of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), or shares of the Company’s Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), at the close of business on May 23, 2011 (the “Record Date”) are entitled to vote on all matters presented for a vote at the Annual Meeting.  On the Record Date, there were 65,195,909 shares of Class A Common Stock outstanding and entitled to vote and 25,000 shares of Class B Common Stock outstanding and entitled to vote.  The Company’s principal executive offices are located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, telephone number (954) 771-1772.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS, THE ANNUAL MEETING AND VOTING

Why Is this Proxy Statement Being Sent to You?

This proxy statement and the enclosed proxy card are being sent to you because the Company’s Board of Directors is soliciting proxies from holders of the Company’s Class A Common Stock and Class B Common Stock.  The Company has two classes of Common Stock (Class A Common Stock and Class B Common Stock), and one series of Preferred Stock (denominated the Series B Preferred Stock).  The holders of Class A Common Stock and Class B Common Stock are each entitled to vote at the Annual Meeting, as described herein.  The holders of Series B Preferred Stock have no voting rights and are not entitled to vote at the Annual Meeting.  This proxy statement summarizes the information you need to know to participate and vote at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign, date and return the enclosed proxy card.

What Is Being Voted On?

The following proposals are being submitted for approval at the Annual Meeting:

•	To elect three members of the Board of Directors (the “Directors”) to serve until the 2012 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

•	To ratify Cherry, Bekaert & Holland, L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 2011; and

•	To act upon any other matter(s) that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The first and second proposals referenced above are described in detail under the headings “PROPOSAL NO. 1” and “PROPOSAL NO. 2”, respectively, below.

Who May Vote?

Stockholders who owned Class A Common Stock or Class B Common Stock as of the Record Date (i.e., at the close of business on May 23, 2011) are entitled to vote at the Annual Meeting.   A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company’s principal executive offices located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida, for a period of ten (10) days prior to our Annual Meeting for examination by any stockholder.

How Many Votes Do I Have?

Each share of Class A Common Stock that you owned as of the Record Date entitles you to one vote on each matter presented at the Annual Meeting.  Holders of Class B Common Stock are entitled to one vote on each matter presented at the Annual Meeting for each share of Class B Common Stock they owned as of the Record Date.  Except in respect of the election of Directors, the shares of the Class A Common Stock and Class B Common Stock will vote together as a single class (see “PROPOSAL NO. 1” below).

How Many Votes Are Needed for a Quorum?

As of the Record Date, the following shares of capital stock of the Company entitled to vote at the Annual Meeting were outstanding:  (i) 65,195,909 shares of Class A Common Stock, and (ii) 25,000 shares of Class B Common Stock.  The Annual Meeting will be held, and a quorum will be properly constituted, if a majority of the outstanding shares of (a) Class A Common Stock and (b) Class B Common Stock entitled to vote, in each case, is represented, in person or by proxy, at the Annual Meeting.  Accordingly, a minimum of (i) 32,597,955 shares of Class A Common Stock and (ii) 12,501 shares of Class B Common Stock are required to be present at the Annual Meeting for a quorum to be constituted for purposes of the Meeting.  If you have completed and returned the proxy card or if you attend the Annual Meeting in person, your shares of Class A Common Stock and Class B Common Stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on some or all matters submitted for approval at the Meeting.  “Broker non-votes” also count for quorum purposes.  If you hold your Class A Common Stock or Class B Common Stock through a broker, bank, or other nominee, generally the nominee may only vote the Class A Common Stock or Class B Common Stock which it holds for you in accordance with your instructions.

If a quorum is not present or represented at the Annual Meeting, the Annual Meeting may be adjourned until a quorum is present or represented.  At any adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

M. Lee Pearce, M.D., the Company’s largest stockholder (the “Majority Stockholder”), who beneficially owns (and has the power to direct the vote of) 96.01% of the outstanding shares of the Company’s Class A Common Stock and 100% of the outstanding shares of the Company’s Class B Common has stated that he intends to complete, sign, date and return a proxy card with respect to all shares beneficially owned by him.  Accordingly, a quorum at the Annual Meeting is assured.

Does It Appear Likely that Each of the Proxy Proposals Will Be Approved?

Yes.  As noted above, M. Lee Pearce, M.D., the Company’s largest stockholder, beneficially owns (and has the power to direct the vote of) 96.01% of the outstanding shares of the Company’s Class A Common Stock and 100% of the outstanding shares of the Company’s Class B Common Stock.  Dr. Pearce has stated that he intends to vote all shares beneficially owned by him in favor of each of the proposals to be brought before the Annual Meeting.  Thus, approval of the following proposals is assured:

•	Election of the three nominated Directors to serve until the 2012 Annual Meeting of Stockholders or until their respective successors are elected and qualified; and

•	Ratification of Cherry, Bekaert & Holland, L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 2011.

How Does a Stockholder Vote by Proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly (but in any event in time such that the Company receives your proxy card no later than the close of business on Thursday, June 23, 2011) in the envelope provided.  No postage is needed if the proxy card is mailed in the United States.  Returning the proxy card will not affect your right to attend the Annual Meeting and vote.  If you properly complete and sign your proxy card and send it to us in time to vote (i.e., such that the Company receives your proxy card no later than the close of business on Thursday, June 23, 2011), your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign, date, and return the proxy card but do not make specific choices or do not give specific instructions with respect to the matters being submitted for approval at the Annual Meeting, your proxy will vote your shares as recommended by the Board of Directors and as follows:

•	“FOR” electing the three nominated Directors to serve until the 2012 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

•	“FOR” ratifying Cherry, Bekaert & Holland, L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 2011.

If any other matter is presented at the Annual Meeting, your proxy will vote in accordance with his or her best judgment.  At the time this proxy statement was mailed, we knew of no matter which needed or are contemplated to be acted upon at the Annual Meeting other than those discussed in this proxy statement.

May a Proxy Be Revoked?

Yes.  If you give a proxy, you may revoke it at any time before it is exercised.  You may revoke your proxy in one of three ways.  First, you may send in another proxy card with a later date.  Second, you may notify the Company’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy.  Third, you may vote in person at the Annual Meeting.

How Does a Stockholder Vote in Person?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares as of May 23, 2011 (the Record Date).  You may obtain directions to be able to attend the meeting and vote in person by emailing the Company at Mthomasleap@aol.com.

What Vote Is Required to Approve the Proposals?

Proposal No. 1:
Election of Three Directors
Under Article IV of the Company’s certificate of incorporation, (i) the holders of Class B Common Stock are entitled to elect a simple majority of the Board of Directors (e.g., two members of a three-person Board) (the “Class B Common Stock Board Majority Election Right”), and (ii) the holders of the Class A Common Stock are entitled to elect the remaining Director(s) (e.g., one member of a three-person Board).  However, for purposes of this Annual Meeting only, the holders of the Class B Common Stock waived their Class B Common Stock Board Majority Election Right and consented to a composition of the Board of Directors consistent with Proposal No. 1, as described below (see “PROPOSAL NO. 1” below).  Accordingly, the holders of Class A Common Stock will be entitled to elect two directors and the holders of Class B Common Stock will be entitled to elect one director at the Annual Meeting.  However, as this is a limited waiver and consent by the holders of the Class B Common Stock of their Class B Common Stock Board Majority Election Right, the holders of the Class B Common Stock have retained their Class B Common Stock Board Majority Election Right for all other purposes.

The persons nominated as the “Class A Directors” will be elected if they receive the affirmative vote of a plurality of the shares of Class A Common Stock outstanding as of the Record Date.  Similarly, the person nominated as the “Class B Director” will be elected if he receives the affirmative vote of a plurality of the shares of Class B Common Stock outstanding as of the Record Date.  “Plurality” means that individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected.  Cumulative voting is not permitted.  If you are present or represented at the Annual Meeting (whether in person or by proxy) but abstain from voting with respect to a particular nominee, or you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either “for” or “against” that particular nominee.  (However, if you sign, date, and return the proxy card but do not indicate specific choices or do not give specific instructions with respect to the matters being submitted for approval at the Annual Meeting, your proxy will vote your shares as recommended by the Board of Directors and as described under the heading “How Does a Stockholder Vote by Proxy?” above.)  A “broker non-vote” will also have no effect on the outcome since only a plurality of votes actually cast is required to elect the Class A Directors or the Class B Director, respectively.

Proposal No. 2:
Ratification of Selection of Auditors
The affirmative vote of a majority of the votes cast by the holders of the Class A Common Stock and Class B Common Stock, voting together as a single class, at the Annual Meeting is required to ratify and approve the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent auditors for the fiscal year ended December 31, 2011.  Although a vote to “abstain” is counted as neither a vote for or against the proposal, if you abstain from voting, it has the same effect as if you voted “against” this proposal.  “Broker non-votes” will have no effect on the outcome.

As described above (see “Does It Appear Likely that Each of the Proxy Proposals Will Be Approved?” above), approval of Proposal Nos. 1 and 2 at the Annual Meeting is assured because the Majority Stockholder has stated that he intends to vote all shares beneficially owned by him in favor of each of the proposals to be brought before the Annual Meeting.

Is Voting Confidential?

Proxy cards, ballots and voting tabulations that identify individual stockholders are confidential.  Only the inspector of election and certain representatives of the Company associated with processing proxy cards and counting the votes have access to your card or ballot.  Additionally, all comments directed to the Company’s management (whether written on the proxy card or elsewhere) remain confidential, unless you ask that your name be disclosed.

Who Pays the Cost of Soliciting the Proxies?

The Company will pay the cost of this proxy solicitation, which includes filing, preparing, assembling and mailing the Notice of Annual Meeting, the proxy statement and the proxy card.  The Company will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their clients and account holders and obtaining their proxies.

How Does a Stockholder Obtain a Copy of the Company’s Most Recent Annual Report?

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and a copy of Amendment No. 1 to the Company’s Annual Report for the year ended December 31, 2010 on Form 10-K/A (together, the “Annual Report”) are enclosed with this proxy statement.  The Proxy Statement and the Annual Report to Stockholders are also available at http://www.cfpproxy.com/4293 or by calling 1-800-951-2405 or emailing the Company at Mthomasleap@aol.com.  The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other filed information regarding registrants including the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of May 23, 2011, the Record Date, the Common Stock of the Company owned beneficially by (i) each director of the Company, (ii) each executive officer of the Company, (iii) all directors or nominees for director and executive officers as a group, and (iv) each person known by the Company to be the “beneficial owner” of more than five percent (5%) of the outstanding shares of such Common Stock.  “Beneficial ownership” is a technical term broadly defined by the Securities and Exchange Commission (the “SEC”) to mean more than ownership in the usual sense.  For example, you “beneficially” own Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a Director or trustee, or a contract or understanding) have or share the power to vote or sell the stock or have the right to acquire it within 60 days.  Except as disclosed in the footnotes below, each person indicated has sole voting and investment power over his or her shares.  As of May 2, 2011, there were 65,195,909 shares of Class A Common Stock issued and outstanding held by 623 holders of record, and 25,000 shares of Class B Common Stock issued and outstanding held by one holder of record.  In addition, there are 2,170 shares of Series B Preferred Stock issued and outstanding held by one holder of record.

Name (1)	Current Title	Shares Beneficially Owned	Percentage of Class Beneficially Owned	Title Of Class

		62,597,409 (2)	96.01%	Class A Common
M. Lee Pearce, M.D.		25,000 (3)	100%	Class B Common
		2,170 (4)	100%	Series B Preferred

Timothy C. Lincoln	Class B Director,	1,053	*	Class A Common
	Acting Principal
	Executive Officer

	Class A Director,	-0-	*	Class A Common
	Acting Principal
Mary E. Thomas	Financial Officer,
	Corporate Assistant
	Secretary

Jerome Fields, M.D.	Class A Director	100,000	*	Class A Common

All Directors and Executive		101,053	*	Class A Common
Officers as a Group
(3 Persons)
_____________
*Less than 1%.

(1)	The address for all persons listed above is c/o Le@P Technology, Inc., 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.

(2)
The shares of Class A Common Stock beneficially owned by Dr. Pearce include:  (i) 59,897,409 shares owned by the M. Lee Pearce Living Trust, of which Dr. Pearce is the 100% beneficial owner, (ii) 2,000,000 shares owned by PearTan, LLC, of which Dr. Pearce is the sole member, (iii) 700,000 shares owned by Broward Trading Corporation, of which Dr. Pearce is the sole stockholder, and (iv) 25,000 shares held by Dr. Pearce directly.  The calculation of Dr. Pearce’s beneficial ownership percentage does not take into account the exercise of options, if any, held by third parties, including options held by officers and directors.

(3)	These shares of Class B Common Stock are owned by Lauderdale Holdings, Inc. (“LHI”), a Florida corporation, of which Dr. Pearce is the sole stockholder.

(4)
These shares of Series B Preferred Stock do not have voting rights, and thus will not be eligible to vote at any meeting of stockholders (including the annual meeting), and are held by the M. Lee Pearce Living Trust, of which Dr. Pearce is the 100% beneficial owner.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors has nominated the following persons for election to the Board of Directors.  Holders of Class A Common Stock and Class B Common Stock may withhold authority to vote for the nominees for Class A Directors and Class B Directors, respectively.  Although management has no reason to believe that any of the nominees will be unable or unwilling to serve, if a nominee withdraws or otherwise becomes unavailable to serve before the Annual Meeting, the proxy holders will vote for any substitute nominee designated by the Board of Directors.  Each nominee is presently a member of the Board of Directors. Certain information concerning the nominees is provided below.

Nominees for Class A Directors

Name	Age	Position	Since

Mary E. Thomas	52	Class A Director,	June 2003

		Acting Principal Financial Officer	October 2000

		Corporate Assistant Secretary	October 2000

Jerome Fields, M.D.	82	Class A Director (1)	May 2006

Nominee for Class B Director

Name	Age	Position	Since

Timothy C. Lincoln	53	Class B Director,	July 2000

		Acting Principal Executive Officer	September 2002-October 2006
			and
			May, 2009 to present

(1)	The Company’s 2010 Annual Report contains a typographical error misidentifying Dr. Fields as a Class B Director. Dr. Fields is, and at all times since May 2006 has been, a Class A Director.

Mary E. Thomas has served as a Class A Director of the Company since June 2003, and is currently the Company’s Acting Principal Financial Officer, and the Company’s Corporate Assistant Secretary, positions she has held since October 2000.  Ms. Thomas has over twenty-five years of experience in the healthcare and management financial accounting industry.  Ms. Thomas also serves as an officer for a number of entities which are directly or indirectly beneficially owned or controlled by M. Lee Pearce, M.D., the Company’s former chairman of the Board of Directors and its majority stockholder.  From September 1999 to October 2000, Ms. Thomas served as an assistant to the Chief Executive Officer of the Company and was a member of the accounting department.  From 1985 to 1999, Ms. Thomas served in various financial and managerial positions for General Health Corp. I (“General Health Corp.”) of which Dr. Pearce is the President and indirect beneficial owner.  Ms. Thomas received a Bachelor of Science Degree in Accounting from Nova Southeastern University.

Jerome Fields, M.D. has served as a Class A Director of the Company since May 2006.  Dr. Fields has over forty-five years of experience in the health care industry.  Dr. Fields practiced family medicine from 1958 to 2002, and has served as Chief of Staff and Chief of the Division of Family Practice at Hialeah Hospital in Hialeah, Florida.  From 1992 to 2002, Dr. Fields was an instructor of medicine at Palmetto Hospital for Nova Southeastern Medical School.  Dr. Fields had also served as an independent director of South Florida Savings and Loan Bank for five years.  Prior to his retirement, Dr. Fields was an active and certified member of the American Board of Family Practice, the Florida Medical Association, the American Medical Association, the Dade County Medical Association and the American Academy of Family Practice.  Dr. Fields received a bachelor degree in Biology from Villanova University and a doctorate in medicine from Hahnemann Medical College, and has served as an officer and physician in active duty with the U.S. Navy from 1956 to 1958.

Timothy C. Lincoln has served as a Class B Director of the Company since July 2000 and as the Company’s Acting Principal Executive Officer since May 2009.  He also held the position of Acting Principal Executive Officer of the Company from September 2002 until October 31, 2006.  He has also maintained a private law practice since October 1998.  From August 1995 to December 2008, Mr. Lincoln served in various legal and management roles for Marquette Realty, Inc.  Marquette Realty, Inc. managed a number of entities of which M. Lee Pearce, M.D., the Company’s former chairman of the Board of Directors and its majority stockholder, is the beneficial owner.  Mr. Lincoln also serves as a director for a number of entities which are directly or indirectly beneficially owned or controlled by Dr. Pearce.  From 1993 to 1996, Mr. Lincoln served as a mortgage loan officer for the Bank of North America, which was formerly controlled by Dr. Pearce.  Mr. Lincoln received a Master of Business Administration Degree in Marketing from the University of New Mexico and received a J.D. degree from the University of Miami School of Law.  Mr. Lincoln is a member of the Florida Bar Association.

Class A Directors are elected by holders of the Class A Common Stock and the Class B Director is elected by holders of the Class B Common Stock.  Each Director elected at the Annual Meeting will hold office as a member of the Board of Directors until the following annual meeting or his or her successor is elected and qualified.  The Company’s bylaws permit the Board of Directors (without the vote or approval of the Company’s stockholders) to increase the size of the Board and to fill any vacancy on the Board (whether such vacancy results from an increase of the size of the Board, from the resignation, removal, or death of a Director, or otherwise).  A Director so appointed by the Board to fill a vacancy may serve until the next annual meeting.  The officers of the Company are appointed by and serve at the discretion of the Company’s Board of Directors.

[Although the Board presently has no plans to do so, following the Annual Meeting, and prior to the time of the 2012 Annual Meeting of Stockholders, the Board may increase the size of the Board and fill any resulting vacancy in accordance with the Company’s certificate of incorporations and bylaws.

Family Relationships

There are no family relationships between any of the Company’s executive officers and directors.

Certain Legal Proceedings

No director, officer, or other 5% stockholder or greater of the Company is a party to any legal proceeding in which such person is adverse to the Company or has an interest adverse to the Company.

Vote Required and Recommendation of the Board of Directors

The persons nominated as the Class A Directors will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class A Common Stock.  Similarly, the Class B Director will be elected if he receives the affirmative vote of a plurality of the outstanding shares of Class B Common Stock. (See “QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS, THE ANNUAL MEETING AND VOTING—What Vote Is Required to Approve the Proposals?” above.)   M. Lee Pearce, M.D., the Company’s largest stockholder, who beneficially owns (and has the power to direct the vote of) 96.01% of the outstanding shares of the Company’s Class A Common Stock and 100% of the outstanding shares of the Company’s Class B Common Stock, has stated that he intends to vote all shares beneficially owned by him in favor of Proposal No. 1.  Thus, approval of the foregoing proposal is assured.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” ELECTING THE TWO CLASS A DIRECTOR NOMINEES AND ONE CLASS B DIRECTOR NOMINEE TO SERVE UNTIL THE 2012 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

The Company’s Board of Directors held one meeting during the year ended December 31, 2010.  The Company has a separately-designated, standing audit committee (the “Audit Committee”), but has no standing nominating committee or compensation committee.

No Director attended fewer than 100% of the meetings of the Board of Directors or of any committee on which such Director served during the year ended December 31, 2010.  The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting of stockholders.  Last year, all three of the Company’s directors attended the Company’s annual meeting of stockholders.

Audit Committee

The Company’s Audit Committee has one member, Timothy C. Lincoln.  During the 2010 fiscal year, the Audit Committee met with the management and independent auditors of the Company.  The Audit Committee reviews the scope of the Company’s accountants’ engagement, including the remuneration to be paid, and reviews the independence of the auditors.  The Audit Committee, with the assistance of appropriate personnel, reviews the Company’s annual financial statements and the independent auditor’s report, including any significant reporting and operational issues; corporate policies and procedures as they relate to accounting and financial reporting and financial controls; any litigation to which the Company is a party; and use by the Company’s executive officers of expense accounts and other non-monetary perquisites, if any.   The Audit Committee may direct the Company’s legal counsel, independent auditors and internal staff to inquire into and report to it on any matter having to do with the Company’s accounting or financial procedures or reporting.

The Board of Directors has not adopted a written charter for the Audit Committee.  The Board of Directors has determined that Mr. Lincoln is not considered an “audit committee financial expert” within the meaning of that term as defined in Item 407(d)(5)(ii) of Regulation S-K by the Securities and Exchange Commission pursuant to Section 407 of the Sarbanes-Oxley Act of 2002, as amended.  The Company does not have an audit committee financial expert serving on its Audit Committee because the Company is not presently engaged in active operations.

Nominating Committee

The Board of Directors does not have a separate nominating committee or a charter for a nominating committee.  Rather, the entire Board of Directors acts as the nominating committee.  The Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee.

In recommending candidates for membership on the Company’s board of directors in the future, the Board intends to take into consideration such factors as it deems appropriate based on the Company’s then-current needs and objectives.  These factors may include skills, decision-making ability, inter-personal skills, experience in serving as a board member, experience with businesses and other organizations of comparable size, community activities and relationships, diversity, and the interrelationship between the candidate’s experience and business background and other Board members’ experience and business backgrounds, whether such candidate would be considered “independent” under the definition of independence pursuant to NASDAQ National Market (“NASDAQ”) listing standards, and the candidate’s ability to devote the required time and effort to serve on the Board.

The Board will consider for nomination director candidates recommended by stockholders if the stockholders comply with the Company’s by-laws relating to nomination of director candidates by stockholders.  The by-law procedures are described in the paragraph entitled “OTHER MATTERS – Stockholder Proposals”, below.

Compensation Committee

The Board of Directors does not have a separate compensation committee, or any other committee performing similar functions.  Rather, the entire Board of Directors acts as a compensation committee.  The Board of Directors does not believe the Company would derive any significant benefit from a separate compensation committee.

The Board of Directors, in the foregoing capacity, has determined to compensate non-employee directors as provided in the paragraph entitled “Compensation of Directors”, below, and to compensate executive officers as provided in the paragraph entitled “EXECUTIVE COMPENSATION”, below.

Director Independence

The members of the Board of Directors are not all “independent” under the definition of independence pursuant to NASDAQ listing standards.  None of the members of the Audit Committee are “independent” under the definition of independence for audit committee members pursuant to NASDAQ listing standards.

Board Leadership Structure and Role in Risk Oversight

Mr. Lincoln serves as both the Acting Principal Executive Officer and a member of the Board (a Class B Director).  Additionally, Mr. Lincoln serves as the sole member of the Audit Committee.  Ms. Thomas serves as both the Acting Principal Financial Officer [and Corporate Assistant Secretary] and as a member of the Board (a Class A Director).  Mr. Fields also serves as a member of the Board (a Class A Director).  The Board of Directors currently does not have a designated Chairman.  In the absence of a Chairman, [Ms. Thomas] has performed those actions typically performed by a Chairman (including scheduling, calling and leading meetings of the Board or coordinating actions of the Board by written consent).

Senior management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors has responsibility for the oversight of risk management.  The entire Board reviews information regarding the Company’s liquidity, credit, operations and regulatory compliance, as well as the risks associated with these matters. The Audit Committee oversees risk management in the areas of financial reporting, audit, internal controls and compliance with legal and regulatory requirements.  The sole member of the Audit Committee meets separately with the independent accounting firm at least once a year.  The entire Board, acting as a compensation committee and as a nominating committee, evaluates the risks and rewards associated with the Company’s compensation philosophy and programs.  The Company believes that, given the state of the Company’s business, operations, financial condition and results of operations, the division of risk management responsibility is an effective approach for addressing the risks facing the Company and that its Board leadership structure supports this approach.

Compensation of Directors

Non-employee Directors are compensated at the rate of $500 for each regular meeting and $250 for each special meeting they attend and are also reimbursed for out-of-pocket expenses associated with attendance.

Director Compensation

Name	Fees Earned or Paid in Cash		Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Jerome Fields, M.D.	$500	(1)	-0-	-0-	-0-	-0-	-0-	$500

Timothy Lincoln	-0-		-0-	-0-	-0-	-0-	-0-	-0-

(1)	A director fee of $500 was paid to Dr. Fields for attendance at the 2010 annual meeting of stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the year ended December 31, 2010, its officers, directors and greater than ten percent (10%) beneficial owners complied with all Section 16(a) filing requirements.

Stockholder Communications with the Board of Directors

Any stockholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Le@P Technology, Inc., Relations, 5601 N. Dixie Highway, Fort Lauderdale, Florida, 33334.  Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate stockholder communication.  The Corporate Secretary will send all appropriate stockholder communications to the intended recipient.  An “appropriate stockholder communication” is a communication from a person claiming to be a stockholder in the communication, the subject of which relates solely to the sender’s interest as a stockholder and not to any other personal or business interest.

In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate stockholder communications to the Chairman of the Board or, if there is no designated Chairman of the Board, to all Directors.  In the case of communications addressed to any particular Director(s), the Corporate Secretary will send appropriate stockholder communications to such Director(s).  In the case of communications addressed to a committee of the Board, the Acting Corporate Secretary will send appropriate stockholder communications to the Chairman of such committee.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee is made pursuant to the rules of the SEC.  This report shall not be deemed incorporated by reference by a general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee hereby reports as follows:

1.           The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2010 with management of the Company.

2.           The Audit Committee has discussed with Cherry, Bekaert & Holland, L.L.P., its independent auditors, the matters required to be discussed by SAS 61 (Communication with Audit Committees).

3.           The Audit Committee has received the written disclosures and the letter from Cherry, Bekaert & Holland, L.L.P. required by the Independence Standards Board No. 1 (Independent Discussions with Audit Committees), and has discussed with Cherry, Bekaert & Holland, L.L.P. their independence.

4.           Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of the Company, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the SEC.

AUDIT COMMITTEE

/s/ Timothy Lincoln

EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions held with respect to each executive officer of the Company as of April 10, 2010.  Certain biographical information concerning Mr. Lincoln and Ms. Thomas is presented under the heading “Election of Directors.”

Name	Age	Position	Since

Timothy Lincoln	53	Acting Principal Executive Officer,	September 2002-October
			2006; and
			May, 2009 to present

		Class B Director	July 2000

Mary E. Thomas	52	Acting Principal Financial Officer	October 2000 (1)

		Corporate Assistant Secretary	October 2000

		Class A Director	June 27, 2003
____________________

 (1)  Prior to her election to the Board in June 2003, Ms. Thomas was not considered an executive officer of the Company.

EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth compensation paid by the Company to (i) Timothy Lincoln, the Company’s Acting Principal Executive Officer, (ii) Donald Ciappenelli, Ph.D., the Company’s former Chief Executive Officer, (iii) Howard Benjamin, Ph.D., the Company’s former Vice-President, and (iv) Mary Thomas, the Company’s Acting Principal Financial Officer [and Corporate Secretary], for the fiscal years ended December 31, 2010 and 2009 (as applicable).  Mr. Lincoln, Dr. Ciappenelli, Dr. Benjamin and Ms. Thomas are collectively referred to as the “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option awards ($) (1)(2)	Total

Timothy Lincoln	2010	-0-	-0-	-0-	-0-
Acting Principal Executive Officer
	2009	-0-	-0-	-0-	-0-

Donald J. Ciappenelli, Ph.D. (3)	2010	-0-	-0-	-0-	-0-
Chief Executive Officer
	2009	$158,308	-0-	-0-	$158,308

Howard Benjamin, Ph.D. (4)	2010	-0-	-0-	-0-	-0-
Vice-President
	2009	$27,586	-0-	-0-	$27,586

Mary E. Thomas	2010	$17,047	-0-	-0-	$17,047
Acting Principal Financial Officer
Corporate Assistant Secretary
	2009	$20,630	-0-	-0-	$20,630

(1)
Except for stock options issued pursuant to the Company’s 1996, 1997, 1998, 1999 and 2006 Stock Option Plans, the Company has not provided benefits under any other long-term compensation plans, stock appreciation rights, defined benefit or actuarial plan.  Except pursuant to the employment agreement with Dr. Ciappenelli described below (which has been terminated), the Company does not have any employment contract or termination of employment or change in control agreement with any Named Executive Officer.

(2)
The amounts in this column (if any) do not reflect compensation actually received by the Named Executive Officer nor do they reflect the actual value that will be recognized by the Named Executive Officer.  Instead the amounts (if any) reflect the compensation cost recognized by the Company as of December 31, 2010 and 2009 for financial statement reporting purposes in accordance with ASC Topic 718 Share-Based Payment.  For information regarding the assumptions made in calculating the amounts reflected in this column, see Footnote 7 – Stock Based Compensation, to our audited consolidated financial statements for the year ended December 31, 2010, included in our Annual Report on Form 10-K for the year ended December 31, 2010.

(3)
 Dr. Ciappenelli was appointed as the Company’s Chief Executive Officer effective November 1, 2006.  Dr. Ciappenelli received a grant of options to purchase 2,775,350 shares of Class A Common Stock, 925,117 of which were immediately exercisable.  An additional 925,117 of the options were exercisable on November 1, 2007, and the remaining 925,116 were exercisable on November 1, 2009.  The exercise price of the options was $0.079 per share and the expiration date of the grant was November 1, 2016.  Dr. Ciappenelli ended his employment with the Company in May 2009, and all of his unexercised stock options have been forfeited.

(4)
  Dr. Benjamin was appointed Vice-President of the Company effective March 5, 2007.  Dr. Benjamin received a grant of options to purchase 683,238 shares of Class A Common Stock, 227,746 of which were immediately exercisable.  The exercise price of the options was $0.80 per share and the expiration date of the grant is March 5, 2017.  On December 8, 2008, Dr. Benjamin resigned from the Company with an effective date of January 2, 2009.   All of Dr. Benjamin’s unexercised stock options expired on February 1, 2009, and are no longer exercisable.

Option Grants in 2010

The Company granted no stock options during the year ended December 31, 2010.

Fiscal Year End Option Values

There were no stock options exercised by any Named Executive Officer during 2010.  As of December 31, 2010, there were no stock options outstanding or exercisable.

Employment Contracts

The Company previously had an employment agreement with Donald J. Ciappenelli, the Company’s former Chief Executive Officer and President.  The agreement called for Dr. Ciappenelli to serve in these capacities for a three year term at an annual base salary of $294,000 with an annual bonus opportunity.   On May 22, 2009, Dr. Ciappenelli agreed to terminate his employment as the Company’s Chief Executive Officer and President.

Equity Compensation Plans

The following table sets forth summary information regarding equity compensation plans previously approved and not previously approved by the Company’s stockholders as of December 31, 2010.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	-0-	-	10,100,000
Equity compensation plans not approved by security holders	-	-	-
TOTAL	-0-	-	10,100,000

The equity compensation plans approved by the Company’s stockholders are its four stock option plans designated as follows:  Le@P Technology, Inc. 2006 Long Term Incentive Plan (“2006 Plan”); (ii) 1999 Le@P Technology, Inc. Long Term Incentive Plan (“1999 Plan”); (iii) Le@P Technology, Inc. 1998 Incentive Option Plan (“1998 Plan”); and (iv) Le@P Technology, Inc. Long Term Incentive Plan (“1996 Plan”, and collectively with the 2006 Plan, the 1999 Plan and the 1998 Plan, the “Plans”).  The stock options under the 1998 Plan expired in March 2008.  All options available for grant under the 1996 Plan were previously granted, but all have been forfeited, leaving 600,000 options available for grant under that plan.  The 1999 Plan and 2006 Plan have options to purchase 2,947,500 shares and 6,500,000 shares, respectively, available for grant.  All of the Plans were approved by the Company’s stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes certain transactions or relationships between the Company and its officers, directors and certain related parties in which any of them had or is to have a direct or indirect material interest.  Except as otherwise specifically set forth herein, for purposes of this section, the term “Company” also includes each of the Company’s subsidiaries.

Except as otherwise stated below, all transactions between and among the Company and its subsidiaries described below, its executive officers and the subsidiaries and each of their respective affiliates may involve conflicts of interest.  The Company believes that transactions with affiliates have been made on terms no less favorable to the Company than those available from unaffiliated third parties.

Relationships and Transactions with M. Lee Pearce, M.D.

Real Estate Acquisition

Parkson Property LLC (“Parkson”), a wholly-owned subsidiary of the Company, owns real property in Broward County, Florida (the “Real Property”).  Parkson purchased the Real Property on September 28, 2001 from Bay Colony Associates, Ltd. (“Bay Colony”), an entity wholly-owned by the Majority Stockholder.  The purchase price was based upon an independent third-party appraisal.  The long-term note and mortgage on the Real Property was replaced with a new long-term note with principal in the amount of $562,500, first on March 17, 2006, then on October 24, 2007, then on January 15, 2010, and then again on January 31, 2011 (the “2011 Parkson Replacement Note”).  The 2011 Parkson Replacement Note bears interest at the rate of 7% per annum.  The principal and interest on the note substantially exceed the value of the Real Property, and are due on the note’s maturity date of January 8, 2012.

The Real Property is zoned light industrial and consists of approximately one and one-third (1-1/3) acres.

Funding Arrangement and Operating Loans

Because the Company expects to exhaust its limited cash resources in 2011, and does not have any active business operations to generate cash flow to fund its expenses, the Company will need to raise additional cash or cease operations and liquidate.  There can be no assurance that the Company will be successful in raising additional cash or avoiding a liquidation.  The accessible markets for debt and equity remain unfavorable and under distress, which has complicated and continues to hinder the Company’s efforts to obtain financing.  The Company has requested that the Majority Stockholder provide additional financing for the Company’s current and anticipated short-term expenses.

On February 22, 2010, March 3, 2010, and September 1, 2010 the Company received working capital loans from the Majority Stockholder in the amounts of $15,000, $130,000 and $60,000, respectively.  The loans are unsecured and evidenced by promissory notes which accrue interest at the prime rate.  Under the terms of these loans, interest and principal were due in one lump sum on the maturity date of January 8, 2011 for the $15,000 loan and January 8, 2012 for $130,000 and the $60,000 loans.  Subsequent to December 31, 2010, the Company received additional working capital loans: on January 6, 2011, and April 22, 2011, the Company received working capital loans from the Majority Stockholder in the amount of $125,000 and $100,000, respectively.  The loans are unsecured and evidenced by promissory notes which accrue interest at the prime rate.  Interest and principal on both loans are due in one lump sum on the maturity date of January 8, 2012.  Also subsequent to December 31, 2010, the Company consolidated three working capital loans (and their corresponding accrued interest) that matured on January 8, 2011 into one renewal note in the amount of $99,319.  With the exception of extending the maturity date until January 8, 2012, the terms of the renewal note are the same as the original notes.

The Majority Stockholder has no commitment or obligation to provide any additional financing to the Company.  If the Majority Stockholder, in its discretion, provides financing to the Company, there is no assurance that the Majority Stockholder will continue to do so in the future or regarding the terms, restrictions or conditions of any such financing that the Majority Stockholder may elect to provide to, or require with respect to, the Company.  The Company’s efforts to obtain and complete financing arrangements may require significant costs and expenditures, and if the Company succeeds in obtaining financing, the financing terms could result in substantial dilution of existing equity positions and increased interest expense.  And there can be no assurance that any financing obtained by the Company will provide for the Company’s operating and expense requirements, including over the short term.

The Company’s auditors have issued a “going concern” opinion on our audited financial statements.  This means that there is substantial doubt that we can continue as an on-going business for the next year unless we can succeed in obtaining additional funding or financing to pay our bills.  As previously disclosed, the Company has no operating revenues or other sources of funding, and its strategy of seeking to acquire a start-up business is not designed to generate any such revenues or funding in the near future.

The Company’s continued existence, therefore, depends entirely upon obtaining additional financing in the form of debt or equity investments, with respect to which it has no present commitments.  If the Company does not succeed in raising additional financing, it will be forced to cease operations, terminate its reporting as a public company and, ultimately, liquidate or dissolve, resulting in the complete loss of equity investments in the Company.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT CHERRY, BEKAERT & HOLLAND, LLP
AS THE COMPANY’S INDEPENDENT AUDITORS

The Board of Directors has selected Cherry, Bekaert & Holland, L.L.P. (“Cherry”) to serve as the Company’s independent auditors to audit the Company’s financial statements for the year ending December 31, 2011.  In the event the appointment of Cherry for the Company’s fiscal year ended December 31, 2011 is ratified, it is expected that Cherry will audit the Company and all of the Company’s subsidiaries at the close of their current fiscal years.  A representative of Cherry will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.

The Company’s audit reports for the previous two years did not contain an adverse opinion or disclaimer, and were not modified.

Representatives of Cherry are currently not expected to be present at the Annual Meeting; however, they are expected to be available by telephone conference call during the Annual Meeting to respond to appropriate questions.  If representatives of Cherry are present in person at the Annual Meeting or if they participate in a telephone conference call during the Annual Meeting to respond to appropriate questions, they will have an opportunity to make a statement if they desire to do so.

Changes in Registrant’s Certifying Accountant

As previously reported on the Company’s Current Report on Form 8-K dated January 25, 2011 (the “January 2011 8-K”), on January 25, 2011, the Board of Directors, after review and recommendation from the Company’s Audit Committee, engaged Cherry as the Company’s new principal independent public accounting firm for and with respect to the year ending December 31, 2011, and (among other things) to audit the Company’s financial statements as of and for the fiscal year ended December 31, 2010 and conduct review engagements on the Company’s interim quarterly financial statements on an ongoing basis hereafter, and dismissed Berenfeld Spritzer Shechter & Sheer, LLP (“Berenfeld”) from that role.  The Company’s principal audit personnel at Berenfeld left Berenfeld and joined Cherry; the Company expects that such personnel will remain its principal audit personnel while at Cherry.  Berenfeld subsequently discontinued its auditing practice and ceased operations. Cherry is a certified public accounting firm, registered with the Public Company Accounting Oversight Board and qualified and permitted to review and audit financial statements of public companies.

The report of Cherry on the Company’s financial statements as of and for the fiscal year ended December 31, 2010 and the report of Berenfeld on the Company’s financial statements as of and for the fiscal year ended December 31, 2009 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that there was an explanatory paragraph included in Cherry’s report on the Company’s financial statements as of and for the fiscal year ended December 31, 2010, filed with the SEC on March 31, 2011, and in Berenfeld’s report on the Company’s financial statements as of and for the fiscal year ended December 31, 2009, filed with the SEC on March 30, 2010, describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

In connection with the audit of the Company’s financial statements for the fiscal years ended December 31, 2009 and December 31, 2008 and the subsequent interim period through the date of Berenfeld’s dismissal, (i) there were no disagreements with Berenfeld on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Berenfeld’s satisfaction, would have caused Berenfeld to make reference to the subject matter of such disagreements in connection with its report, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through the date of the Company’s engagement of Cherry, the Company did not consult with Cherry regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided by Cherry that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Berenfeld with a copy of this proxy statement no later than the date of filing it with the SEC and has requested that Berenfeld provide a letter to the Company and addressed to the SEC stating whether or not it agrees with the above statements.  The Company has not received a response from Berenfeld stating whether or not it agrees with the above statements. If the Company receives such a letter from Berenfeld, the Company will file with the SEC within two business days of receipt.

Vote Required and Board Recommendations

The proposal to ratify the appointment of Cherry as the Company’s independent auditors will be approved by the stockholders if it receives the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class.  (See “QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS, THE ANNUAL MEETING AND VOTING—What Vote Is Required to Approve the Proposals?” above.)   M. Lee Pearce, M.D., the Company’s largest stockholder, who beneficially owns (and has the power to direct the vote of) 96.01% of the outstanding share of the Company’s Class A Common Stock and 100% of the outstanding share of the Company’s Class B Common Stock, has stated that he intends to vote all shares beneficially owned by him in favor of Proposal No. 2.  Thus, approval of the foregoing proposal is assured.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”  RATIFYING THE SELECTION OF CHERRY, BEKAERT & HOLLAND, LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR 2011.

AUDIT COMPENSATION INFORMATION

Audit Fees

The aggregate fees billed for professional services rendered by Berenfeld Spritzer Shechter & Sheer, LLP (“Berenfeld”) regarding the audit of the Company’s financial statements for the fiscal year ended December 31, 2009, and the reviews of the financial statements included in the Company’s Forms 10-Q for the fiscal years 2010 and 2009, were approximately $27,500 and $56,500, respectively.

The aggregate fees billed for professional services rendered by Cherry, Bekaert & Holland, L.L.P. (“Cherry”) regarding the audit of the Company’s financial statements for the fiscal year ended December 31, 2010 were approximately $32,000.

Audit-Related Fees

The aggregate fees billed for audit-related services rendered by Berkowitz Dick Pollack and Brant, LLP (“BDPB”) to the Company, during the fiscal years ended December 31, 2010 and December 31, 2009, were $1,059 and $2,543, respectively.

Tax-Related Fees

The aggregate fees billed for tax-related services provided by BDPB in connection with tax compliance, tax consulting and tax planning services for the fiscal years ended December 31, 2010 and December 31, 2009, were approximately $9,515 and $13,344, respectively.  Cherry and Berenfeld provided no tax-related services during the fiscal years ended December 31, 2010 and December 31, 2009, respectively.

All Other Fees

The Company paid no other or additional fees to BDPB for the fiscal years ended December 31, 2010 and December 31, 2009.

Pre-approval of Services by the External Auditor

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s external auditor.  The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve, the provision of certain defined audit and non-audit services.  The Audit Committee will also consider on a case by case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.  Of the Audit-Related Fees, Tax Fees and All Other Fees described above, the Audit Committee pre-approved the fees billed.

OTHER BUSINESS

The Company knows of no other business to be brought at the Annual Meeting.  If, however, any other business should be properly brought before the Annual Meeting, those persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless you direct them to do otherwise in your proxy.

OTHER MATTERS

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of stockholders by submitting such proposals to the Company in a timely manner.  In order to be so included for the 2012 annual meeting, stockholder proposals must be received by the Company no later than January 28, 2012 and must otherwise comply with the requirements of Rule 14a-8.

The Company’s by-laws establish advance notice procedures for holders of Class A Common Stock to make nominations of candidates for election as directors, or bring other business before an annual meeting of stockholders, where such nomination or other business has not been proposed for inclusion in the Company’s proxy statement pursuant to Rule 14a-8.  These procedures provide that only persons who are nominated by or at the direction of our Board of Directors, by the holders of the Class B Common Stock in accordance with the nomination and election rights granted to such holders, or by a Class A stockholder who has given timely written notice to our Corporate Secretary before the meeting at which directors are to be elected, will be eligible for election as one of our directors.  Further, these procedures provide that at an annual meeting, the only business that may be conducted is the business that has been specified in the notice of the meeting given by, or at the direction of, our Board or by a stockholder who has given timely written notice to our Corporate Secretary of such stockholder’s intention to bring that business before the meeting.

Under these procedures, as to the holders of our Class A Common Stock, notice of stockholder nominations to be made or business to be conducted at an annual meeting must be received by us not less than 60 days or more than 120 days before the date of the meeting, or, if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, the 10th day following the earlier of (1) the day notice was mailed or (2) the day public disclosure was made.

Under our by-laws, as to the holders of our Class A Common Stock, a stockholder’s notice nominating a person for election as a director must contain specific information about the proposed nominee and the nominating stockholder.  If our Board determines that a nomination was not made in the manner described in our by-laws, the nomination will be disregarded.  Similarly, as to the holders of our Class A Common Stock, a stockholder’s notice proposing the conduct of business must contain specific information about the business and about the proposing stockholder.  If our Board determines that business was not properly brought before the meeting in the manner described in our by-laws, the business will not be conducted.

By requiring advance notice of nominations by holders of our Class A Common Stock, our by-laws afford our Board an opportunity to consider the qualifications of the proposed nominee to the extent deemed necessary or desirable by our Board, to inform stockholders about these qualifications.  By requiring advance notice of other proposed business, our by-laws also provide an orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by our Board, provides our Board with an opportunity to inform stockholders, before meetings, of any business proposed to be conducted at the meetings, together with any recommendations as to our board’s position regarding action to be taken with respect to the business, so that stockholders can better decide whether to attend a meeting or to grant a proxy regarding the disposition of any business.

The cost of solicitation of proxies for use at the Annual Meeting will be born by the Company.  Solicitations will be made by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone.

OTHER INFORMATION

The Company’s Annual Report is being provided with this proxy statement.  Only one Annual Report and proxy statement may be delivered to multiple security holders sharing an address unless the Company receives contrary instructions from one or more of the security holders.   Any security holder at a shared address to which a single copy of the Annual Report and proxy statement was delivered may provide instructions to the Company to receive a separate copy (without charge) of the Annual Report and proxy statement by mailing a request.  The Company will also provide to any stockholder, upon written request and without charge, a copy (without exhibits) of all information incorporated by reference in this proxy statement.  Requests should be addressed to Le@P Technology, Inc., Investor Relations, 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, (954) 771-1772.

FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement, other than purely historical information, including estimates, projections, statements relating to the business plans, objectives and expected operating results of the Company, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause the actual results to differ materially from these forward-looking statements.  The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.